Q4 2012 EARNINGS REVIEW February 19, 2014 Exhibit 99.2

FORWARD-LOOKING STATEMENTS
This presentation contains “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  These statements can generally be identified by lead-in words such as “believe”,
“expect”, “anticipate”, “intend”, “plan”, “foresee”, “may” ,”will” and other similar words.  Statements that describe our Company’s objectives, plans or goals are also forward-looking statements.  Examples of such forward-looking information we may be discussing in this presentation include, without limitation, anticipated 2014 industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, the development of open points and stand-alone pre-owned stores, the return of capital to shareholders , anticipated future success and impacts from the implementation of our strategic initiatives and earnings per share expectations.
You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors.  These risks and uncertainties include, among other things, (a) economic conditions in the markets in which we operate, (b) the success of our operational strategies, (c) our relationships with the automobile manufacturers, (d) new and pre-owned vehicle sales volume, and (e) earnings expectations for the year ended December 31, 2014. These risks and uncertainties, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K for the year ending December 31, 2012.
These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation.  We undertake no obligation to update any such statements.

CONTENT • QUARTER IN REVIEW • FINANCIAL RESULTS • OPERATIONS RECAP • SUMMARY AND OUTLOOK 3

QUARTER IN REVIEW

Q4 RESULTS

Revenue growth – Up 5.8%
New retail revenue up 3.1% - volume up 0.7%
Pre-owned revenue up 12.7% - unit volume up 10.1%
F&I revenue up 6.6%
Fixed operations revenue up 10.4%
Gross profit growth – Up 7.8%
SG&A at 75.2% - Includes 180 bps of initiative expenses
Adjusted income from continuing operations up $6.8 million, or
23.4%
(1)
Adjusted diluted earnings per share from continuing operations of $0.67, up 29%
(1)
(1) – See appendix for reconciliation of adjusted amounts to GAAP amounts.

FINANCIAL RESULTS

ADJUSTED Q4 2013 RESULTS
B/(W) than Q4
2012
B/(W) than 2012
(amounts in millions, except per share data)
Q4 2013 $ % 2013 $ %
Revenue $ 2,315 $ 127 6% $ 8,843 $ 478 6%
Gross Profit $ 339 $ 25 8% $ 1,302 $ 67 5%
Operating Profit
(1)
$ 69 $ 4 6% $ 244 $ 4 2%
Interest & Other
(1)
($ 19) $ 1 4% ($ 77) $ 2 2%
Continuing Ops:
Profit (after tax)
(1)
$ 36 $ 7 23% $ 108 $ 8 8%
Diluted EPS
(1)
$ 0.67 $ 0.15 29% $ 2.03 $ 0.31 18%
SG&A as % of Gross 75.2% 20 bps 77.1% (30 bps)
Discontinued Ops Profit/(Loss)  (after tax) ($ 1) ($  3) ($ 3) ($  1)

(1) – Amounts are adjusted.  See appendix for reconciliation of adjusted amounts to GAAP amounts

SG&A TO GROSS 8 20 bps Better Targeted 77% for FY 2013 Q4 2012 Q4 2013 FY 2012 FY 2013 75.4% 75.2% 76.8% 77.1%

SG&A TO GROSS – Q4 2013
200 bps Better Than Q4 2012
Q4 2013
Reported
Less: Stand-
Alone
Concept
Less:
Customer
Experience
Less: SOX
Remediation
Q4 2013 Adj
for Initiatives
75.2%
(1.0%)
(0.6%)
(0.2%)
73.4%

SG&A TO GROSS – FY 2013 10 120 bps Better 2013 Reported Less: Stand- Alone Concept Less: Customer Experience Less: Standardize 2013 Adj for Initiatives 77.1% (0.6%) (0.5%) (0.4%) 75.6%

CAPITAL SPENDING 11 (amounts in millions) YTD 2013 Real Estate Acquisitions $ 52.5 All Other Cap Ex 105.1 Subtotal $ 157.6 Less: Mortgage Funding (53.7) Total Cash Used – Cap Ex $ 103.9

DEBT COVENANTS 12 Covenant Actual Q4 2013 Liquidity Ratio >= 1.05 1.16 Fixed Charge Coverage Ratio >= 1.20 1.83 Total Lease Adjusted Leverage Ratio <= 5.50 3.96 Compliant with all Covenants

SHARE REPURCHASES 13 (shares in thousands) Shares Average Price 2013 Activity 759 $22.50 Unused authorization of approximately $132.5 million

OPERATIONS REVIEW

NEW VEHICLE RETAIL

Q4 2013 Q4 2012 B/(W)
Volume 34,001 33,767 0.7%
Selling Price $ 38,218 $ 37,312 2.4%
Gross Margin % 6.3% 6.1% 20 bps
GPU $ 2,415 $ 2,260 $ 154
Gross Profit $ 82 million $ 76 million 7.6%
SAAR
(includes fleet)
15.6 million 14.9 million 4.5%

USED VEHICLE RETAIL

Q4 2013 Q4 2012 B/(W)
Retail Volume 26,354 23,943 10.1%
Used Retail GPU $ 1,358 $ 1,369 ($ 11)
Used Related Retail Gross* $ 82 million $ 73 million $ 9 million
Used to New 0.78 : 1 0.71 : 1 0.07
Vehicles / store / month 86 80 6
* -
Includes front-end gross plus F&I related gross and fixed
operations related gross

FIXED OPS
QTD YOY Gross Profit Change Breakdown:
Customer Pay Up 6.6%
Whsl. Parts Up 11.6%
Internal & Sublet Up 3.6%
Warranty Up 21.5%

Q4 2013 B/(W) than 2012
(amounts in millions)
2013 $ %
Revenue $ 317 $ 30 10.4%
Gross Profit $ 153 $ 12 8.3%

18 PRE-OWNED STORES Break Ground Hiring & Training Merchandising & Advertising Grand Opening Q1 Q2 Q3 Q4

ONE SONIC-ONE EXPERIENCE
Begin rollout at pilot store in July 2014
Test Technologies
Train Associates
Gauge Guest Acceptance
Additional stores will be introduced once perfected at
the pilot store
Anticipate at least an 18 month roll-out period
once pilot store is perfected

RECAP & OUTLOOK

Continued to grow the base business achieving record
results
Refinancing activities will benefit future periods
Continued strategy of dealership property acquisitions
Growths & Operating Strategies
Stand-alone pre-owned stores
One Sonic-One Experience
Continue franchise acquisitions
Own our properties
Return capital to shareholders through dividends and share
repurchases
SUMMARY

2014 PLAN
2014 Plan
Expect new car industry volume to be between 15.75M to
16.25M units
We will continue to increase pre-owned volume in the mid-
single digits
Expect fixed operations to grow at mid-single digits
Expenses related to pre-owned and customer experience
initiatives to continue
2014 Continued Ops EPS Guidance:
New Car Franchise Business                  $2.09 - $2.19
Effect of stand-alone pre-owned initiative                 ($0.14)
Total Sonic w/Standalone Pre-Owned Ops
    $1.95 - $2.05

APPENDIX

Reconciliation of Non-GAAP Financial Information
Fourth Quarter Ended December 31, Adjusted 2013 B/(W)
2013 2012
than Adjusted 2012
($ in millions, shares in
thousands, except per share data) Reported Adjustments Adjusted Reported Adjustments Adjusted $ %
Revenues 2,315.4 $   - $                       2,315.4 $   2,188.7 $   - $                       2,188.7 $   126.6 $             5.8%
Gross profit 338.7 - 338.7 314.1 - 314.1 24.6 7.8%
Gross margin 14.6% 14.6% 14.4% 14.4% 20 bps
SG&A (254.6) - (254.6) (236.8) - (236.8) (17.8) (7.5%)
SG&A as % of gross profit 75.2% 75.2% 75.4% 75.4% 20 bps
Impairment charges (9.8) 9.8 (1) - (0.4) - (0.4) 0.4 100.0%
Depreciation and amortization (15.0) - (15.0) (11.9) - (11.9) (3.1) (26.1%)
Operating income 59.3 9.8 69.1 65.1 - 65.1 4.0 6.2%
Operating margin 2.6% 3.0% 3.0% 3.0% 0 bps
Interest expense, floor plan (5.7) - (5.7) (5.5) - (5.5) (0.2) (2.8%)
Interest expense, other, net (13.2) - (13.2) (14.2) - (14.2) 1.0 7.3%
Other income (expense), net 0.0 - 0.0 0.2 - 0.2 (0.2) (99.5%)
Income (loss) from continuing operations 29.6 6.0 35.5 28.8 - 28.8 6.8 23.4%
Income (loss) from discontinued operations (1.5) - (1.5) 1.6 - 1.6 (3.1) (193.0%)
Net income (loss) 28.1 $         6.0 $                   34.1 $         30.4 $         - $                       30.4 $         3.7 $                   12.1%
Diluted earnings (loss) per common share:
Earnings (loss) per share
from continuing operations 0.55 $         0.12 $                0.67 $         0.52 $         - $                  0.52 $         0.15 $                28.8%
Earnings (loss) per share from
discontinued operations (0.02) (0.01) (0.03) 0.03 - 0.03 (0.06) (200.0%)
Earnings (loss) per common share 0.53 $         0.11 $                0.64 $         0.55 $         - $                  0.55 $         0.09 $                16.4%
Weighted average shares outstanding 52,974 52,974 54,763 54,763
(1) Represents property, equipment and franchise asset impairment charges.
This release contains certain non-GAAP financial measures (the "Adjusted" columns) as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data.  The Company has reconciled these measures to the most directly comparable GAAP measures (the "Reported" columns) in the release.  The Company believes that  these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

Reconciliation of Non-GAAP Financial Information
Year Ended December 31, Adjusted 2013 B/(W)
2013 2012
than Adjusted 2012
($ in millions, shares in
thousands, except per share data) Reported Adjustments Adjusted Reported Adjustments Adjusted $ %
Revenues 8,843.2 $    - $                        8,843.2 $    8,365.5 $    - $                        8,365.5 $    477.7 $               5.7%
Gross profit 1,301.6       -                           1,301.6       1,235.2       -                           1,235.2       66.5                     5.4%
Gross margin 14.7% 14.7% 14.8% 14.8% (10) bps
SG&A (1,003.1)      -                           (1,003.1)      (949.0)         -                           (949.0)         (54.1)                   (5.7%)
SG&A as % of gross profit 77.1% 77.1% 76.8% 76.8% (30) bps
Impairment charges (9.9)              9.9                       (1) -                     (0.4)              -                           (0.4)              0.4                       100.0%
Depreciation and amortization (54.0)            -                           (54.0)            (45.3)            -                           (45.3)            (8.7)                      (19.3%)
Operating income 234.6           9.9                       244.5           240.4           -                           240.4           4.1                       1.7%
Operating margin 2.7% 2.8% 2.9% 2.9% (10) bps
Interest expense, floor plan (22.0)            -                           (22.0)            (19.5)            -                           (19.5)            (2.5)                      (12.9%)
Interest expense, other, net (55.5)            0.8                       (2) (54.7)            (60.1)            1.2                       (4) (58.9)            4.2                       7.2%
Other income (expense), net (28.1)            28.2                     (3) 0.1                (19.6)            19.9                     (5) 0.3                (0.2)                      (66.3%)
Income (loss) from continuing operations 84.7             23.7                     108.4           91.3             9.3                       (6) 100.5           7.9                       7.8%
Income (loss) from discontinued operations (3.1)              -                           (3.1)              (2.2)              -                           (2.2)              (0.9)                      (41.7%)
Net income (loss) 81.6 $          23.7 $                 105.3 $       89.1 $          9.3 $                    98.4 $          7.0 $                    7.1%
Diluted earnings (loss) per common share:
Earnings (loss) per share
   from continuing operations 1.59 $          0.44 $                 2.03 $          1.56 $          0.16 $                 1.72 $          0.31 $                 18.0%
Earnings (loss) per share from
   discontinued operations (0.06)            0.01                     (0.05)            (0.03)            (0.01)                   (0.04)            (0.01)                   (25.0%)
Earnings (loss) per common share 1.53 $          0.45 $                 1.98 $          1.53 $          0.15 $                 1.68 $          0.30 $                 17.9%
Weighted average shares outstanding 52,941        52,941        60,406        60,406
(1) Represents property, equipment and franchise asset impairment charges.
(2) Represents double-carry interest on the 9.0% Senior Subordinated Notes.
(3) Represents loss on extinguishment of the 9.0% Senior Subordinated Notes.
(4) Represents double-carry interest on the 7.0% Senior Subordinated Notes.
(5) Represents loss on extinguishment of the 5.0% Convertible Senior Notes.
(6) Includes tax adjustments related to the settlement of certain tax matters and the tax effect of items (4) and (5) above.

Reconciliation of Non-GAAP Financial Information
Fourth Quarter Ended December 31, 2013
Continuing Operations Discontinued Operations Total Operations
($ in millions, shares in
thousands, except per share data)
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Reported basic 29.6 $             52,492                 (1.5) $               52,492                 28.1 $             52,492
Effect of dilutive securities:
Two class method (0.2)                   -                             -                      -                             (0.2)                   -
Stock compensation plans -                      482                       -                      482                       -                      482
Reported diluted 29.4                  52,974                 0.55 $     (1.5)                   52,974                 (0.02) $    27.9                  52,974                 0.53 $
Adjustments (tax-effected):
Impairment charges 6.0                    -                             -                      -                             6.0                    -
Adjusted diluted 35.3 $             52,974                 0.67 $     (1.5) $               52,974                 (0.03) $    33.9 $             52,974                 0.64 $

Reconciliation of Non-GAAP Financial Information
Fourth Quarter Ended December 31, 2012
Continuing Operations Discontinued Operations Total Operations
($ in millions, shares in
thousands, except per share data)
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Reported basic 28.8 $             54,289                 1.6 $                 54,289                 30.4 $             54,289
Effect of dilutive securities:
Two class method (0.4)                   -                             -                      -                             (0.4)                   -
Contingently convertible debt -                      -                             -                      -                             -                      -
Stock compensation plans -                      474                       -                      474                       -                      474
Reported diluted 28.4 $             54,763                 0.52 $     1.6 $                 54,763                 0.03 $     29.9 $             54,763                 0.55 $

Reconciliation of Non-GAAP Financial Information
Year Ended December 31, 2013
Continuing Operations Discontinued Operations Total Operations
($ in millions, shares in
thousands, except per share data)
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Reported basic 84.7 $             52,556                 (3.1) $               52,556                 81.6 $             52,556
Effect of dilutive securities:
Two class method (0.6)                   -                             -                      -                             (0.6)                   -
Contingently convertible debt -                      -                             -                      -                             -                      -
Stock compensation plans -                      385                       -                      385                       -                      385
Reported diluted 84.1                  52,941                 1.59 $     (3.1)                   52,941                 (0.06) $    81.0                  52,941                 1.53 $
Adjustments (tax-effected):
Impairment charges 6.0                    -                             -                      -                             6.0                    -
Double-carry interest 0.5                    -                             -                      -                             0.5                    -
Debt extinguishment charges 17.2                  -                             -                      -                             17.2                  -
Subtotal 107.8              52,941                 2.04 $     (3.1)                   52,941                 (0.06) $    104.7              52,941                 1.98 $
Effect of dilutive securities:
Two class method & rounding (0.2)                   -                             -                      -                             (0.2)                   -
Adjusted diluted 107.6 $           52,941                 2.03 $     (3.1) $               52,941                 (0.05) $    104.6 $           52,941                 1.98 $

Reconciliation of Non-GAAP Financial Information
Year Ended December 31, 2012
Continuing Operations Discontinued Operations Total Operations
($ in millions, shares in
thousands, except per share data)
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Reported basic 91.3 $             53,550                 (2.2) $               53,550                 89.1 $             53,550
Effect of dilutive securities:
Two class method (1.4)                   -                             -                      -                             (1.4)                   -
Contingently convertible debt 4.6                    6,411                    0.1                    6,411                    4.7                    6,411
Stock compensation plans -                      445                       -                      445                       -                      445
Reported diluted 94.5                  60,406                 1.56 $     (2.1)                   60,406                 (0.03) $    92.4                  60,406                 1.53 $
Adjustments (tax-effected):
Double-carry interest 0.7                    -                             -                      -                             0.7                    -
Debt extinguishment charges 12.1                  -                             -                      -                             12.1                  -
Settlement of tax matters (3.6)                   -                             -                      -                             (3.6)                   -
Subtotal 103.8              60,406                 1.72 $     (2.1)                   60,406                 (0.04) $    101.7              60,406                 1.68 $
Effect of dilutive securities:
Two class method (0.1)                   -                             -                      -                             (0.1)                   -
Adjusted diluted 103.6 $           60,406                 1.72 $     (2.1) $               60,406                 (0.04) $    101.5 $           60,406                 1.68 $